SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): January 2, 2013

                         ROCKDALE RESOURCES CORPORATION
                         ------------------------------
                 (Name of Small Business Issuer in its charter)

      Colorado                     000-52692                86-1061005
  -------------------          ----------------         -----------------
(State of incorporation)     (Commission File No.)      (IRS Employer
                                                        Identification No.)

                        11044 Research Blvd. Suite A-200
                                Austin, TX 78759
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (512) 795-2300


          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications  pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On January 2, 2013 Marc Spezialy was appointed a director of the Company.

     Marc Spezialy (age 30) has been the Company's Chief Financial Officer since April 2012. Between July 2011 and March 2012 Mr. Spezialy was a manager at PricewaterhouseCoopers LLP in their Austin, Texas office. Between December 2009 and July 2011 Mr. Spezialy was with the accounting firm of Maxwell Locke and Ritter in Austin, Texas. Between July 2004 and December 2009 Mr. Spezialy was with PricewaterhouseCoopers LLP in their San Francisco, California and Austin, Texas offices. Mr. Spezialy received a Bachelor of Science in Accounting and Finance from the University of San Francisco and is a licensed CPA in Texas and California.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 2, 2013                 ROCKDALE RESOURCES CORPORATION


                                     By: /s/ Michael Smith
                                         ----------------------------------
                                         Michael Smith, Chief Executive Officer